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                                                              EXHIBIT (h)(36)(b)

                          AMENDMENT NO. 3 TO AGREEMENT

This Amendment is made as of this 1st day of July 2008 by and between VAN KAMPEN ASSET MANAGEMENT ("Adviser") and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") for the purposes of amending the Agreement dated December 1, 1999 ("Agreement").

WHEREAS, the Adviser and USL desire to amend and restate SCHEDULE TWO to the Agreement.

NOW, THEREFORE, the Adviser and USL hereby amend the Agreement as follows:

     1. SCHEDULE TWO is hereby amended and restated, and replaced in its entirety by the SCHEDULE TWO attached hereto.

     2. All capitalized terms used in this Amendment No. 3 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 3, no other modifications or changes are made to the Agreement.

     3. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will e deemed one and the same document.

IN WITNESS WHEREOF, the Adviser and USL have caused this Amendment No. 3 to be executed in their names and on their behalf and through their duly authorized offices, as of the date first above written.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Attest:
        -----------------------------
Name:
      -------------------------------
Title:
       ------------------------------

(Corporate Seal)


VAN KAMPEN ASSET MANAGEMENT

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

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                                  SCHEDULE ONE

INVESTMENT COMPANY NAME:           FUND NAME(S):
-----------------------            ------------

Van Kampen Life Investment Trust   Comstock Portfolio - Class I Shares
                                   Enterprise Portfolio - Class I Shares
                                   Government Portfolio - Class I Shares
                                   Growth and Income Portfolio - Class I
                                   Money Market Portfolio - Class I Shares
                                   Strategic Growth Portfolio - Class I Shares

                                  SCHEDULE TWO

                         SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by board of Directors   Funded by Separate Account
--------------------------------------   ---------------------------------------

The United States Life Insurance         Contract Form No.:
Company in the City of New York          98033N  and 98034N
Separate Account USL VA-R                Name of Contract:
Established: August 8, 1997              Generations VA

                                         Contract Form No.:
                                         03017N
                                         Name of Contract:
                                         Platinum Investor Immediate VA

The United States Life Insurance         Contract Form No.:
Company in the City of New York          97600N
Separate Account USL VL-R                Name of Contract:
Established: August 8, 1997              Platinum Investor VUL

                                         Contract Form No.:
                                         99206N
                                         Name of Contract:
                                         Platinum Investor Survivor VUL

                                         Contract Form No.:
                                         02600N
                                         Name of Contract:
                                         Platinum Investor PLUS VUL

                                         Contract Form No.:
                                         01206N
                                         Name of Contract:
                                         Platinum Investor Survivor II VUL
                                         (Effective July 1, 2004)

                                         Contract Form No.:
                                         05604N and 05604NU
                                         Name of Contract:
                                         Platinum Investor VIP VUL
                                         (Effective January 2, 2007)

                                         Contract Form Nos.:
                                         07921N and 07921NU
                                         Name of Contract:
                                         AIG Protection Advantage VUL
                                         (Effective July 1, 2008)